===============================================================================
USLIFE INCOME FUND, INC.
2929 Allen Parkway
Houston, TX 77019

DEAR FELLOW SHAREHOLDER:

USLIFE Income Fund reported net investment income of $4,234,940 or 75 cents per share for the fiscal year ended June 30, 1998 versus $4,141,554 or 73 cents per share for the prior fiscal year. Net assets of the fund were $60,670,225 or $10.75 per share at fiscal year end, versus $57,417,327 or $10.17 per share on June 30, 1997. Cash dividends totaling 76 cents per share were paid to shareholders during the 1998 fiscal year.

Your fund's return of 13.57% for the year ended June 30, 1998 assuming reinvestment of dividends, compared favorably with its relevant environment. The Merrill Lynch Corporate Government Index returned 11.32% while the Merrill Lynch High Yield Bond Index returned 11.40%.

The fund had 50.7% of its assets in investment grade issues and 49.3% of its assets in below investment grade issues on June 30, 1998. The fund continues its policy of achieving maximum yield consistent with preservation of capital.

Your board of directors declared a quarterly dividend of 19 cents per share on July 21, 1998, payable on September 1, 1998 to shareholders of record on August 21, 1998. We encourage those shareholders not already participating in USLIFE Income Fund's Automatic Dividend Investment Plan, described on page 12, to enroll in the Plan.

The outlook for the current fiscal year is positive for bond investors. Real gross domestic product is expected to slow from the 5.4% pace in the first quarter to 2.0% in the second half of the calender year. With continued moderation in the first half of 1999 the forecast is growth of 2.5%. Inflation appears to be well contained with forecasts of 1.1% in the first half of 1998. Interest rates, as measured by the 30 year U.S. Treasury bond, could drop below 5.5%

I will retire from The Variable Annuity Life Insurance Company on August 17, 1998 and will resign as your president on that date. I will be succeeded by Mr. Peter V. Tuters, V.P. - Portfolio Management and Investment Officer of VALIC. Mr. Tuters is also Executive Vice President of American General Investment Management, L.P. He has been with American General since 1992, prior to which he was with Crown Life Insurance Company, Toronto, Ontario. American General Investment Management has responsibility for more than $62 billion in fixed income investments.

Sincerely,

/s/ NORMAN JASKOL

Norman Jaskol
President

===============================================================================
YEAR 2000 RISKS

VALIC is in the process of modifying its systems to achieve Year 2000 readiness. This endeavor is directed and managed by VALIC and monitored by the parent company, American General Corporation. VALIC has developed clearly defined and documented plans that have been implemented to minimize the risk of significant negative impact on Fund operation.

These plans include the following activities: (1) perform an inventory of the Fund's information technology and non-information technology systems; (2) assess which items in the inventory may expose the company to business interruptions due to Year 2000 issues; (3) test systems for Year 2000 readiness; (4) reprogram or replace systems that are not Year 2000 ready; and (5) return the systems to operation. The Fund expects to complete the forgoing activities for all critical business systems by December 1998.

In addition, the Fund has business relationships with various third parties, each of which must also be Year 2000 ready. Therefore, VALIC's plans also include assessing and attempting to mitigate the risks associated with the potential failure of third parties to achieve Year 2000 readiness. Due to the various stages of the third parties' Year 2000 readiness, VALIC's efforts in this regard will extend through 1999.

Through June 30, 1998 VALIC has incurred and expensed $13 million (pretax) related to Year 2000 readiness, including $6.5 million incurred during the first six months of 1998. VALIC currently anticipates that it will incur future costs of $3 million (pretax) for additional internal staff, third party vendors, and other expenses to achieve Year 2000 readiness.

Due to the magnitude and complexity of this project, risks and uncertainties exist. If conversion of VALIC's systems is not completed on a timely basis (due to non-performance by significant third-party vendors or other unforeseen circumstances), or if significant third parties fail to achieve Year 2000 readiness on a timely basis, the Year 2000 issue could have a material adverse impact on the operations of the Fund.


--
 2

===============================================================================
REPORT OF INDEPENDENT AUDITORS

To the Board of Directors and Shareholders of USLIFE Income Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of USLIFE Income Fund, Inc., including the schedule of investments, as of June 30, 1998, and the related statement of operations for the year then ended, the statement of assets and liabilities, changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 1998, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of USLIFE Income Fund, Inc. as of June 30, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with generally accepted accounting principles.

                              KPMG Peat Marwick LLP

Houston, Texas
July 24, 1998

                                                                             --

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USLIFE INCOME FUND, INC.
SCHEDULE OF INVESTMENTS
AS OF JUNE 30, 1998

PAR VALUE                                                                          MARKET VALUE
---------                                                                          ------------

                CORPORATE BONDS - 96.73%
                AEROSPACE/DEFENSE - 1.71%
$   500,000     Loral Corp., 7.00% due 9/15/23...................................   $  519,695
    500,000     Raytheon Co., 7.38% due 7/15/25..................................      517,920
                                                                                    ----------
                                                                                     1,037,615
                                                                                    ----------
                BANKS - REGIONAL - 4.58%
  2,500,000     Zions Institutional Capital Trust A, 8.54% due 12/15/26..........    2,778,725
                                                                                    ----------
                BROADCASTING - 4.32%
  2,500,000     CSC Holdings, Inc., 7.88% due 2/15/18............................    2,618,750
                                                                                    ----------
                CONGLOMERATES - 3.19%
  2,000,000     Loews Corp., 7.00% due 10/15/23..................................    1,936,780
                                                                                    ----------
                FOODS - 4.06%
  2,500,000     Borden Inc., 7.88% due 2/15/23...................................    2,459,450
                                                                                    ----------
                HEALTHCARE - 2.69%
  2,150,000     Continental Health Affiliates, Inc., 6.00% due 8/31/03...........    1,628,625
                                                                                    ----------
                HOME BUILDERS - 4.17%
  2,250,000     Fortress Group Inc., 13.75% due 5/15/03..........................    2,531,250
                                                                                    ----------
                HOSPITAL MANAGEMENT - 4.22%
  2,500,000     Tenet Healthcare Corp., 8.63% due 1/15/07........................    2,562,500
                                                                                    ----------
                INSURANCE - MULTILINE - 4.20%
  2,300,000     Zurich Capital Trust, 8.38% due 6/1/37...........................    2,545,180
                                                                                    ----------
                MACHINERY - INDUSTRIAL/SPECIALTY - 3.71%
  2,250,000     Rental Service Corp., 9.00% due 5/15/08..........................    2,250,000
                                                                                    ----------
                MERCHANDISING - MASS - 4.51%
  2,500,000     K Mart Funding Corp., 9.44% due 7/1/18...........................    2,738,125
                                                                                    ----------
                METALS - MISCELLANEOUS - 3.47%
  1,850,000     Inco Limited, 9.60% due 6/15/22..................................    2,106,577
                                                                                    ----------
                METALS - STEEL - 4.37%
  2,600,000     Wheeling Pittsburg Corp., 9.25% due 11/15/07.....................    2,652,000
                                                                                    ----------
                OIL - INTEGRATED DOMESTIC - 1.63%
    750,000     Tesoro Petroleum Corp., 9.00% due 7/1/08.........................      748,125
    200,000     USX-Marathon Group, 9.13% due 1/15/13............................      238,392
                                                                                    ----------
                                                                                       986,517
                                                                                    ----------

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4

===============================================================================
USLIFE INCOME FUND, INC.
SCHEDULE OF INVESTMENTS CONTINUED
JUNE 30, 1998


 PAR VALUE                                                                          MARKET VALUE
 ---------                                                                          ------------
           PAPER/FOREST PRODUCTS - 8.62%
$2,300,000 Boise Cascade Co., 7.99% due 9/13/13.............................        $ 2,529,057
   500,000 Georgia-Pacific Corp., 9.63% due 3/15/22.........................            572,335
 2,000,000 Georgia-Pacific Corp., 8.25% due 3/1/23..........................          2,125,900
                                                                                    -----------
                                                                                      5,227,292
                                                                                    -----------
           POLLUTION CONTROL - 2.54%
 1,500,000 LES, Inc., 9.25% due 6/1/08......................................          1,543,125
                                                                                    -----------
           PUBLISHING - NEWS - 4.64%
 2,500,000 News America Holdings, 8.15% due 10/17/36........................          2,817,225
                                                                                    -----------
           SAVINGS & LOAN - 5.00%
 2,700,000 Ahmanson Capital Trust, 8.36% due 12/1/26........................          3,034,611
                                                                                    -----------
           TELECOMMUNICATIONS - 7.03%
 1,100,000 Comcast Cellular, 9.50% due 5/1/07...............................          1,146,750
 1,450,000 GCI, Inc., 9.75% due 8/1/07......................................          1,515,250
 1,500,000 NTL Inc., 10.00% due 2/15/07.....................................          1,605,000
                                                                                    -----------
                                                                                      4,267,000
                                                                                    -----------
           TOBACCO - 4.62%
 2,600,000 RJR Nabisco, Inc., 9.25% due 8/15/13.............................          2,804,516
                                                                                    -----------
           UTILITIES - ELECTRIC - 13.45%
   500,000 Boston Edison, 9.38% due 8/15/21.................................            554,055
   900,000 Boston Edison, 8.25% due 9/15/22.................................            961,848
   865,000 Commonwealth Edison, 8.38% due 9/15/22...........................            928,811
 2,600,000 Niagara Mohawk Power Corp., 9.50% due 3/1/21.....................          2,764,112
 2,600,000 Toledo Edison, 9.22% due 12/15/21................................          2,950,168
                                                                                    -----------
                                                                                      8,158,994
                                                                                    -----------

           TOTAL CORPORATE BONDS                                                     58,684,857
           (Cost $57,046,736)...............................................        -----------

           CORPORATE SHORT TERM COMMERCIAL PAPER - 0.95%

           CONSUMER FINANCE - 0.46%
   281,000 Beneficial Corp., 5.52% due 9/1/98...............................            278,322
                                                                                    -----------
           SECURITIES RELATED - 0.49%
   300,000 Merrill Lynch & Co., Inc., 5.53% due 9/1/98......................            297,130
                                                                                    -----------
           TOTAL CORPORATE SHORT TERM COMMERCIAL PAPER (Cost $575,452)......            575,452
                                                                                    -----------
           TOTAL INVESTMENTS (Cost $57,622,188) - 97.68%....................         59,260,309
                                                                                    -----------
           Other assets less liabilities - 2.32%............................          1,409,916
                                                                                    -----------
           NET ASSETS - 100%................................................        $60,670,225
                                                                                    ===========


                                                                            --

===============================================================================
USLIFE INCOME FUND, INC
STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 1998

ASSETS
Investments at market (Note 1)
   Bonds (Cost $57,046,736)...................................................   $58,684,857
   Commercial Paper (Cost $575,452)...........................................       575,452
Receivable for investments sold...............................................     2,906,352
Accounts receivable...........................................................     1,256,795
Prepaid expenses..............................................................         9,256
                                                                                 -----------
      Total assets............................................................    63,432,712

LIABILITIES
Payable for investments purchased.............................................     2,409,863
Other liabilities.............................................................       116,788
Directors' deferred compensation (Note 2).....................................       235,836
                                                                                 -----------
      Total liabilities.......................................................     2,762,487
NET ASSETS (equivalent to $10.75 per share on 5,643,768 shares outstanding)...   $60,670,225
                                                                                 ===========
NET ASSETS REPRESENTED BY:
Capital stock, $1.00 par value per share, 10,000,000 shares authorized,
5,643,768 shares outstanding..................................................   $ 5,643,768
Additional paid in capital....................................................    53,463,303
Accumulated net realized loss on securities...................................   (1,072,754)
Undistributed net investment income...........................................       997,787
Unrealized appreciation of investments........................................     1,638,121
                                                                                 -----------
NET ASSETS APPLICABLE TO SHARES OUTSTANDING...................................   $60,670,225
                                                                                 ===========

See accompanying notes to financial statements.


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 6

===============================================================================
USLIFE INCOME FUND, INC.
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED JUNE 30, 1998


INVESTMENT INCOME:
Interest......................................................................  $ 4,900,938
                                                                                -----------
EXPENSES:
Advisory fee..................................................................      405,515
Transfer agent fees and expenses..............................................       57,979
Custodian fee.................................................................        6,659
Treasury and secretarial services.............................................       50,000
Directors' fees...............................................................       29,366
Interest on directors' deferred compensation..................................       14,125
Printing, stationery and supplies.............................................       21,342
New York stock exchange listing fees..........................................       13,365
Legal and audit fees..........................................................       49,772
Insurance expense.............................................................       12,132
Miscellaneous.................................................................        5,743
                                                                                -----------
   Total expenses.............................................................      665,998
                                                                                -----------
NET INVESTMENT INCOME.........................................................    4,234,940
                                                                                -----------
REALIZED AND UNREALIZED GAIN ON SECURITIES:
Net realized gain on securities...............................................    1,444,424
Net unrealized appreciation of securities during the year.....................    1,862,798
                                                                                -----------
Net realized and unrealized gain of securities during the year................    3,307,222
                                                                                -----------
INCREASE IN NET ASSETS RESULTING FROM OPERATIONS..............................  $ 7,542,162
                                                                                ===========


STATEMENT OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED JUNE 30:


                                                                                1998             1997
                                                                                ----             ----
OPERATIONS:
Net investment income................................................        $ 4,234,940       $ 4,141,554
Net realized gain on securities......................................          1,444,424           253,242
Net unrealized appreciation of securities during the year............          1,862,798         3,250,543
                                                                             -----------       -----------
   Increase in net assets resulting from operations..................          7,542,162         7,645,339
                                                                             -----------       -----------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income................................................         (4,289,264)       (4,515,014)
                                                                             -----------       -----------
TOTAL INCREASE IN NET ASSETS.........................................          3,252,898         3,130,325
                                                                             -----------       -----------
NET ASSETS:
Beginning of period..................................................         57,417,327        54,287,002
                                                                             -----------       -----------
End of period (including undistributed net investment income
of $997,787 and $481,053)............................................        $60,670,225       $57,417,327
                                                                             ===========       ===========

See accompanying notes to financial statements.


                                                                            --

===============================================================================
FINANCIAL HIGHLIGHTS



Per share data is for a share of capital stock outstanding throughout the period. Total return includes reinvestment of dividends.


                                                                           FISCAL YEAR ENDED JUNE 30,
                                                                           --------------------------
PER SHARE DATA                                                  1998         1997          1996          1995         1994
                                                                ----         ----          ----          ----         ----

Net asset value at beginning of period..............          $10.17        $9.62        $10.07         $9.39       $10.28
Income (loss) from investment operations:
   Net investment income............................             .75          .73           .76           .76          .75
   Net realized and unrealized gain (loss) on
    securities...... ...............................             .59          .62          (.41)          .72         (.77)
                                                              ------       ------        ------        ------       ------
   Total income (loss) from investment
    operations............. ........................            1.34         1.35           .35          1.48         (.02)
                                                              ------       ------        ------        ------       ------
Distributions:
   Distributions from net investment income.........            (.76)        (.80)         (.80)         (.80)        (.87)
                                                              ------       ------        ------        ------       ------
   Net asset value, end of period...................          $10.75       $10.17        $ 9.62        $10.07       $ 9.39
                                                              ======       ======        ======        ======       ======
   Market value, end of period......................          $ 9.63       $ 9.13        $ 9.00        $ 9.25       $ 9.38
                                                              ======       ======        ======        ======       ======

Total investment return*:
   Based on market value............................           14.01%       10.48%         5.56%         7.72%       (5.10%)
   Based on net asset value.........................           13.57%       15.19%         3.64%        17.08%       (0.60%)
RATIOS AND SUPPLEMENTAL DATA:
   Ratio of expenses to average net assets..........            1.12%        1.19%         1.17%         1.22%        1.16%
   Ratio of net investment income to average
    net assets....... ..............................            7.11%        7.43%         7.49%         7.99%        7.38%
   Portfolio turnover rate..........................           73.24%       25.77%        29.55%        29.93%       46.72%
   Number of shares outstanding at end of
    period (000's)..................................           5,644        5,644         5,644         5,644        5,638
   Net assets, end of period (000's)................         $60,670      $57,417       $54,279       $56,834      $52,940
   Average net assets during the period (000's).....         $59,597      $55,764       $56,914       $53,474      $57,031

* Total returns reflect the change in net asset value or market value during each period, assuming that dividends and capital gains distributions, if any, were reinvested in accordance with the Automatic Dividend Investment Plan available to shareholders. Total return based on net asset value may not be representative of a shareholder's actual total return due to the difference between the net asset value and the current market value of a share as traded on the exchange.



--
 8

===============================================================================
NOTES TO FINANCIAL STATEMENTS

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

USLIFE Income Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a closed end diversified management investment company.

The financial statements have been prepared in accordance with generally accepted accounting principles ("GAAP"). GAAP requires accruals which occasionally are based upon management estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

A.   INVESTMENT VALUATION

     Listed securities are valued at the last reported sale price on the principal exchange on which the security is traded. In the absence of any sales that day, securities are valued at the last reported bid price, or based on a matrix system which utilizes information (such as credit ratings, yields and maturities) from independent sources. Short term debt securities for which market quotations are readily available are valued at the last reported bid price. However, short term securities with a remaining maturity of 60 days or less are valued by the amortized cost method which approximates fair market value. Investments for which market quotations are not readily available are valued at fair value as determined in good faith by, or under authority delegated by, the Fund's Board of Directors.

B.   FEDERAL INCOME TAXES

     The Fund intends to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code and to distribute all of its taxable net investment income and taxable net realized capital gains, in excess of any available capital loss carryovers. Therefore no federal income tax provision is required. At June 30, 1998, the Fund had a net capital loss carry forward of approximately $1.1 million, expiring on June 30, 2002.

C.   INVESTMENT TRANSACTIONS AND RELATED INVESTMENT INCOME

     Investment transactions are accounted for on the trade date. Realized gains and losses are determined on the basis of identified cost. Dividend income, if any, is recorded on the ex-dividend date. Coupon interest income on investments is accrued daily. Market premiums on securities are not being amortized and discounts are not being accrued, except for original issue discounts which are being accrued for tax purposes.

D.   DISTRIBUTION TO SHAREHOLDERS

     Distributions to shareholders are recorded on the record date. The Fund declares dividends from net investment income quarterly. Capital gains distributions in excess of any existing capital loss carry forwards, are declared annually.

     Investment income and capital gains and losses are recognized in accordance with generally accepted


                                                                             --

===============================================================================
NOTES TO FINANCIAL STATEMENTS
CONTINUED


     accounting principles ("book"). Distributions from net investment income and realized capital gains are based on earnings as determined in accordance with Federal tax regulations ("tax") which may differ from book basis earnings. At the end of the year, offsetting adjustments to undistributed net investment income and undistributed net realized gains (losses) are made to eliminate permanent book/tax differences arising in the current year. On June 30, 1998, additional paid in capital was decreased by $740,158, accumulated net realized loss on securities increased by $169,100 and undistributed net investment income increased by $571,058 in order to comply with the requirements of the American Institute of Certified Public Accountants Statement of Position 93-2. Net assets of the Fund were unaffected by the reclassifications discussed above.

NOTE 2 - ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

On September 24, 1997, the shareholders of the Fund approved an investment advisory agreement with The Variable Annuity Life Insurance Company ("VALIC" or the "Adviser"). Prior to this date USLIFE Advisers, Inc. served as investment adviser. VALIC is an indirect wholly-owned subsidiary of American General Corporation, Houston, Texas. The Adviser receives a monthly fee equal to the sum of: a) 0.04167% of the Fund's adjusted net assets (month end net assets, less net investment income for the month) and b) 2-1/2% of the Fund's net investment income, minus interest on borrowed funds during the month. During the year ended June 30, 1998, the Fund paid USLIFE Advisers, Inc. and VALIC $93,953 and $311,562, respectively, for providing advisory services.

In accordance with the investment advisory agreement, the Fund reimburses the Adviser $50,000 per year for services performed on behalf of the Fund by the Secretary and the Treasurer and personnel operating under their direction. During the year ended June 30, 1998, the Fund paid USLIFE Advisers, Inc. and VALIC $11,667 and $38,333, respectively, for providing these services.

At June 30, 1998, the Fund had a deferred compensation liability to a former Director of the Fund which totaled $235,836 including accrued interest payable by the Fund.

Certain officers and directors of the Fund are officers and directors of VALIC.

NOTE 3 - INVESTMENT ACTIVITY

At June 30, 1998, the identified cost of investments for Federal income tax purposes was $57,622,188 resulting in gross unrealized appreciation of $2,231,933, gross depreciation of $593,512, and net unrealized appreciation of $1,638,121.

During the year ended June 30, 1998, purchases and sales of investments, other than short-term investments, aggregated $42,399,537 and $43,139,679, respectively.




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10

===============================================================================
NOTE 4 - BANK LINE OF CREDIT

The Fund participates in a $250,000 unsecured line of credit to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the Fund at rates which are tied to the federal funds rate in effect at the time of borrowings. At June 30, 1998, there were no outstanding borrowings under the line of credit.

NOTE 5 - SUBSEQUENT EVENT

On July 21, 1998, the Board of Directors declared a quarterly dividend of $0.19 per share. The dividend will be payable on September 1, 1998 to shareholders of record on August 21, 1998.

NOTE 6 - QUARTERLY RESULTS OF OPERATIONS - (UNAUDITED)

For the two years ended June 30, 1998 and 1997 (000's omitted except for per share data):

                                                         1998                                        1997
                                                  THREE MONTHS ENDED                          THREE MONTHS ENDED
                                          --------------------------------------     -------------------------------------
                                          SEPT.       DEC.      MARCH       JUNE     SEPT.      DEC.      MARCH       JUNE
                                          -----       ----      -----       ----     -----      ----      -----       ----
Investment income                        $1,218     $1,249     $1,222     $1,212    $1,195     $1,208     $1,201     $1,200
Net investment income                     1,043      1,073      1,054      1,065     1,032      1,041      1,037      1,032
Net realized and unrealized gain
 (loss) on investments                    1,729      1,136      (502)        944     1,005      1,573      (976)      1,902

Per share of Common Stock:
  Net investment income                     .18        .19        .19        .19       .18        .19        .18        .18
  Net realized and unrealized gain
    (loss) on investments                   .31        .20       (.09)       .17       .18        .27       (.17)       .34

  Net asset value at end of quarter      $10.51     $10.68     $10.58     $10.75     $9.78     $10.02      $9.84     $10.17



                                                                            --

===============================================================================
SUPPLEMENTARY INFORMATION

AUTOMATIC DIVIDEND INVESTMENT PLAN

Shareholders may elect to enroll in the Fund's Automatic Dividend Investment Plan ("Plan"). All distributions of the Fund's net investment income and net realized short-term and long-term capital gains, if any, will automatically be received or invested in shares of the Fund's common stock at their net asset value or market price plus the cost of brokerage commissions, whichever is lower. Shares will be held by The Chase Manhattan Bank, the Plan agent, in an account for each participant in non-certificated form. Participation in the Plan will not relieve participants of any capital gains or income tax payable on dividends or distributions reinvested under the Plan. Participation in the Plan can be terminated at any time up to the next dividend record date by writing to The Chase Manhattan Bank. Upon termination, stock certificates for full shares will be issued to the participant or, at the participant's direction, sold at the current market price. Any fractional shares at the time of termination will be converted to cash at the current market price. A check for the proceeds, less brokerage commissions and any other costs of sale, will be sent to the participant. For additional information on the Plan, please write ChaseMellon Shareholder Services, L.L.C., 450 West 33rd Street, New York, NY 10001 or call 1-800-526-0801.



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

===============================================================================
BOARD OF DIRECTORS

Craig R. Rodby, Chairman
Norman Hackerman
John W. Lancaster
Ben H. Love
F. Robert Paulsen
R. Miller Upton

OFFICERS

Norman Jaskol, President
Leon A. Olver, Vice President
Cynthia A. Toles, Secretary
Gregory R. Seward, Treasurer
Nori L. Gabert, Assistant Secretary
Kathryn A. Pearce, Assistant Treasurer

INVESTMENT ADVISOR

The Variable Annuity Life Insurance Company (VALIC)
2929 Allen Parkway
Houston, TX 77019

SHAREHOLDER SERVICE AGENT

ChaseMellon Shareholder Services, L.L.C.
450 West 33rd Street
New York, NY 10001

CUSTODIAN

State Street Bank and Trust Company
225 Franklin Street
Boston, Massachusetts 02110

INDEPENDENT AUDITORS

KPMG Peat Marwick LLP
700 Louisiana, Suite 3100
Houston, Texas 77002

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


                                     ANNUAL
                                     REPORT


                                 June 30, 1998






                                    US LIFE
                                INCOME FUND INC

                                ----------------